UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              March 24, 2005
                                                              --------------



                                   DeVRY INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                        1-13988                36-3150143
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission            (IRS Employer
  of incorporation)                     File Number)         Identification No.)





           ONE TOWER LANE, OAKBROOK TERRACE, IL                 60181
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code       (630)571-7700
                                                         -------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                              Page No.


Item 1.01 - Entry into a Material Definitive Agreement           3

Item 9.01 - Financial Statements and Exhibits                    3

Signatures                                                       3

Exhibit Index                                                    4

Item 1.01 - Entry into a Material Definitive Agreement

On March 24, 2005, the Company completed the previously announced acquisition of Deaconess College of Nursing for approximately $5.3 million in cash, subject to purchase price adjustments.

Item 9.01 - Financial Statements and Exhibits

(c) - Exhibits

Exhibit
Number                                               Description
-------                                              -----------

99.1 Press release relating to the completion of the acquisition of Deaconess College of
                           Nursing dated March 24, 2005.



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DEVRY INC.
                                            (REGISTRANT)



Date:  March 24, 2005                       /s/Ronald L. Taylor
                                            ------------------------------
                                            Ronald L. Taylor
                                            Chief Executive Officer



Date: March 24, 2005                        /s/Norman M. Levine
                                            ------------------------------
                                            Norman M. Levine
                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit                                                           Sequentially
Number   Description                                              Numbered Page
-------------------------------------------------------------------------------
99.1     Press release relating to the completion of the
         acquisition of Deaconess College of Nursing
         dated March 24, 2005.                                         5